EXHIBIT 23.1




                             CONSENT OF ACCOUNTANTS




         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 16, 2000, relating to the financial statements of ViaVid Broadcasting, Inc., which appears in ViaVid Broadcasting, Inc.'s Annual Report on Form 10-KSB for the year ended March 31, 2000.














                                                              DAVIDSON & COMPANY


April 24, 2001